UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2022

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.02 Termination of a Material Definitive Agreement.

On October 24, 2022 Adaptimmune Therapeutics plc (“Adaptimmune”) received notice of termination of the Collaboration and License Agreement between Adaptimmune Limited and GlaxoSmithKline Intellectual Property Development Ltd (“GSK”) dated May 30, 2014, effective 60 days following the receipt of notice of termination. Once the termination becomes effective, any restrictions applying to Adaptimmune in relation to the collaboration targets (NY-ESO and PRAME) under the agreement cease and the licenses Adaptimmune granted to GSK under the agreement will cease. Adaptimmune and GSK are in negotiations relating to the transfer of the cell therapy programs to Adaptimmune. Pending agreement on the transfer of the NY-ESO cell therapy program to Adaptimmune, GSK will continue to be responsible for the execution and costs of ongoing clinical trials. The PRAME program is currently preclinical and has not yet been transitioned to GSK. Termination does not trigger any payment obligations on the part of Adaptimmune.

Adaptimmune issued a press release announcing the transfer of the PRAME and NY-ESO target programs from GSK to Adaptimmune on October 25, 2022. The press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 1.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated October 25, 2022
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: October 25, 2022	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary